FIRST AMENDMENT TO AGREEMENT OF SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this "First Amendment"), is entered into as of this 30th day of September, 1996, by and between DAVID MORROW ("Purchaser"), CARRIAGE CROSSINGS LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), and CHICAGO TITLE INSURANCE COMPANY (the "Escrow Agent").

                             W I T N E S S E T H:

     WHEREAS, Purchaser and Seller entered into that certain Agreement of Sale dated as of August 30, 1996 (the "Agreement"), for the purchase and sale of certain real property located in Pompano Beach, Florida and commonly known as Pelican Pointe Apartments (the "Property"). All capitalized words used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     WHEREAS, Purchaser and Seller desire to amend the Agreement upon the terms and conditions more fully set forth herein.

     WHEREAS, Purchaser, Seller and Escrow Agent entered into that certain Escrow Agreement dated as of September 3, 1996 (the "Escrow Agreement"), which provided for the holding and disposition of the Earnest Money deposited by Purchaser pursuant to the Agreement by Escrow Agent.

     WHEREAS, Purchaser and Seller desire to amend the Escrow Agreement to provide for the holding and disposition of the Earnest Money heretofore deposited by Purchaser with Escrow Agent.

     WHEREAS, Escrow Agent has agreed to enter into this First Amendment to acknowledge its continuing obligations to hold and distribute the Earnest Money in accordance with the terms and provisions of the Escrow Agreement as modified hereby.

     NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereby as agree as follows:

     1. The following sentence is added after the last sentence of Paragraph 1 of the Agreement: "Included in the Personal Property is the computer hardware located in the management office, but specifically excluding all computer software".

     2. Paragraph 2.2 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof: "On October 7, 1996, the sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) (the "Additional Earnest Money", and together with the Initial Earnest Money, the "Earnest Money"), to be held in escrow by and in accordance with the provisions of the Escrow Agreement."

     3. The date "September 30, 1996" contained in the second line of Paragraph 7.1 of the Agreement is hereby deleted and the date "October 7, 1996" is hereby inserted in lieu thereof.
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     4.   All references in Paragraph 9 of the Agreement to "September 30,
1996" is hereby deleted in their entirety and the date "October 7, 1996" is hereby inserted in lieu thereof.

     5. The following new Paragraph 13.3 is hereby added after Paragraph 13.2 of the Agreement: "Seller agrees that Purchaser shall receive a credit at Closing in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) to make certain cosmetic and other improvements to the Property."

     6. The references to the date "September 30, 1996" contained in Paragraph 2 of the Escrow Agreement are hereby deleted and the date "October 7, 1996" is hereby inserted in lieu thereof.

     7. The first sentence of Paragraph 3 of the Escrow Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof: "On or before 5:00 p.m. Chicago time on October 7, 1996 (the "Financing Contingency Date"), Purchaser may deliver to Escrow Agent a notice in the form of Schedule 2 attached hereto that Purchaser has elected to terminate the Agreement pursuant to Paragraph 9 of the Agreement (the "Financing Termination Notice")."

     8. Except as amended and modified hereby, each of the Agreement and the Escrow Agreement shall be and remain unmodified and in full force and effect in accordance with its terms, and each and every one of its provisions, as amended and modified by this First Amendment, are hereby adopted, ratified and affirmed. In the event of any conflict between the Agreement or the Escrow Agreement and this First Amendment, the terms, conditions and provisions hereof shall govern.

     9.   This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their authorized representatives as of the day and year first above written.

                              PURCHASER:


                              /s/ David Morrow
                              ----------------------------------
                              DAVID MORROW



                              SELLER:

                              CARRIAGE CROSSINGS LIMITED PARTNERSHIP, an
                              Illinois limited partnership

                              By:  Carriage Crossings, Inc., an Illinois
                                   corporation


                                   By:   /s/ James E. Mendelson
                                        -------------------------------------
                                   Name:     James E. Mendelson
                                        -------------------------------------
                                   Its:      Authorized Representative
                                        -------------------------------------


ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY


By:
     -----------------------------------
Name:
     -----------------------------------
Its:
     -----------------------------------
              Authorized Agent
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